UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

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MediXall Group, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	333-186282	33-0864127
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2598 E. Sunrise Blvd., Suite 2104, Fort Lauderdale, Florida 33304

(Address of Principal Executive Office) (Zip Code)

(877) 558-7750

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2023, the Board of Directors of MediXall Group, Inc. (the "Company") appoint Scott S. Powell, Ph.D. a member of its Board of Directors.

Scott S. Powell has enjoyed a career split between theory and practice with 35 years of experience as an entrepreneur and founder of two companies. He has been a fellow at Stanford’s Hoover Institution where he wrote The Entrepreneur as the Mainspring of Economic Growth in 1990.

Later, after having developed a substantial institutional bond practice catering to corporations, Scott returned to the Hoover Institution and produced an in-depth critique of Sarbanes-Oxley regulations that was published in The Wall Street Journal and Barron’s Financial.

Following the 2008 mortgage and banking crisis, Scott was one of the first to write a succinct analysis of what happened and why, which was published as the editorial in Barron’s Financial. His research and writings have resulted in three books and over 350 published articles on economics, business, political culture, and regulation.

Scott currently is a Managing Partner with RemingtonRand LLC. He has held positions as Senior Vice President for Royal Bank Canada Capital Markets, UBS Financial Services, and Kidder Peabody &Co. He graduated from the University of Chicago with honors (B.A. and M.A.) and received his Ph.D. in political and economic theory from Boston University, writing his dissertation on the determinants of entrepreneurial activity and economic growth.

Scott’s term as a board member is ongoing until he is replaced in a shareholder vote or by his resignation. Currently outside Board Members receive no compensation. However, this may be changed in the near future.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediXall Group Inc.

Dated: December 12, 2023	By:	/s/ Travis Jackson
	Name:	Travis Jackson
	Title:	Chief Executive Officer